Exhibit 99.1

ARUBA NETWORKS REPORTS FISCAL THIRD QUARTER 2013

FINANCIAL RESULTS

SUNNYVALE, Calif., May 16, 2013 – Aruba Networks, Inc. (NASDAQ: ARUN) today released financial results for its third quarter of fiscal year 2013 ended April 30, 2013.

Revenue for Q3’13 of $147.1 million grew 12 percent from the $131.9 million reported in Q3’12. GAAP net loss for Q3’13 was $20.2 million, or $0.18 per diluted share, compared with GAAP net income of $6.0 million, or $0.05 per diluted share, in Q3’12.

Non-GAAP net income for Q3’13 was $14.0 million, or $0.11 per diluted share, compared with Q3’12 non-GAAP net income of $19.4 million, or $0.16 per diluted share. A reconciliation between GAAP and non-GAAP information is contained in the tables below.

“While we are disappointed with our third quarter financial results and are cautious about the near-term spending environment, the secular trends driving our markets are strong,” said Dominic Orr, Aruba’s president and chief executive officer. “The proliferation of mobile devices and applications as well as BYOD is changing access networking and Aruba’s application-aware MOVE architecture is at the forefront of this technology shift.”

Commenting on the company’s financial results, Michael Galvin, Aruba’s chief financial officer, added, “While the revenue shortfall impacted our operating results, gross margin remained strong and within our target range. During the quarter, we continued our strong working capital management, generating $25.3 million in cash flow from operations and ending the quarter with $440.9 million in cash, cash equivalents and short-term investments.”

Recent Highlights

•

Extended our mobility solution portfolio with the announcement to acquire Meridian Apps, Inc. a Portland, Oregon based mobile-software company that helps location-based businesses engage with their visitors.

•

Introduced Aruba WorkSpace, a component of the ClearPass Access Management System with more than 40 applications at launch and for the first time, Network Access Control (NAC), Mobile Device Management (MDM) and Mobile Application Management (MAM) systems are a part of one solution that work together to secure company data and reduce BYOD helpdesk costs.

•

Introduced Aruba Networks HybridControl Wi-Fi architecture with the Aruba 7200 Mobility Controller, bringing unprecedented scale, savings and enterprise-class capabilities for service providers increasingly looking to deploy dual-purpose Wi-Fi infrastructure for cellular offload and managed services.

Conference Call Information

Aruba will host a conference call for analysts and investors to discuss its third quarter of fiscal year 2013 results today at 4:30 p.m. Eastern time (1:30 p.m. Pacific time). Open to the public, investors may access the call by dialing +1-480-629-9664. A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.arubanetworks.com. Following the webcast, an archived version will be available on the website for twelve months. To hear the replay, parties in the United States and Canada should call 1-800-406-7325 and enter passcode 4614156. International parties can access the replay at +1-303-590-3030 and should enter passcode 4614156.

Forward-Looking Statements

This press release may be deemed to contain forward-looking statements regarding our expected strategies, markets and product positions, performance and results.

These forward-looking statements involve risks and uncertainties, as well as assumptions, which if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, among others: business and economic conditions and growth trends in the networking industry, our vertical markets and various geographic regions; changes in overall information technology spending; and those risks and uncertainties included under the captions “Risk Factors” and “Management’s Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission, or SEC, on October 11, 2012 and March 7, 2013, respectively, and available on the investor relations portion of our website at www.arubanetworks.com and on the SEC’s website at www.sec.gov.

All forward-looking statements in this press release are based on information available to us as of the date of this release, and we do not assume any obligation to update these forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

The financial statements that follow should be read in conjunction with the notes set forth in our Quarterly Report on Form 10-Q when filed with the SEC.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP net income and non-GAAP earnings per share (EPS). The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, these measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future.

Non-GAAP net income and EPS. Aruba defines non-GAAP net income as net income plus stock-based compensation expenses and related payroll taxes, amortization of acquired intangible assets and other acquisition related expenses, and the change in the valuation of the contingent rights liability, less the related tax effects. Aruba defines non-GAAP EPS as non-GAAP net income divided by the weighted average diluted shares outstanding. Aruba’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes that these non-GAAP financial measures provide meaningful supplemental information regarding the company’s performance by excluding certain expenses that may not be indicative of Aruba’s “recurring operating results,” meaning its operating performance excluding not only stock-based compensation expenses and related payroll taxes, but also discrete charges that are infrequent in nature. Further, Aruba’s management excludes from non-GAAP net income the tax effects of these non-GAAP financial measures, as without excluding these tax effects, investors would only see the gross effect that excluding these expenses had on the company’s operating results. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use, Aruba’s management believes that providing non-GAAP financial measures that exclude stock-based compensation expenses allows investors to compare these results with those of other companies, as well as providing management with an important tool for financial and operational decision making and for evaluating the company’s operating results over different periods of time. Similarly, by excluding amortization expense of acquired intangible assets and other acquisition related expenses, and the change in the valuation of the contingent rights liability, less the related tax effects, Aruba’s management believes that investors can better understand and measure the company’s recurring operating results.

There are a number of limitations related to the use of non-GAAP net income and EPS versus net income and EPS calculated in accordance with GAAP. First, these non-GAAP financial measures exclude some costs, namely stock-based compensation expenses and related payroll taxes, that are recurring. Stock-based compensation expenses and related payroll taxes have been and will continue to be for the foreseeable future a significant recurring expense in Aruba’s business. Second, stock-based awards are an important part of Aruba’s employees’ compensation and impact their performance. Third, the components of the costs that Aruba excludes in its calculation of non-GAAP net income may differ from the components that its peer companies exclude when they report their results of operations. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluates these non-GAAP financial measures together with their most directly comparable financial measures calculated in accordance with GAAP. The accompanying tables provide reconciliations between these financial measures and their most directly comparable GAAP equivalents.

A copy of this press release can be found on the investor relations page of Aruba Networks’ website at www.arubanetworks.com.

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About Aruba Networks, Inc.

Aruba Networks is a leading provider of next-generation network access solutions for the mobile enterprise. The company’s Mobile Virtual Enterprise (MOVE) architecture unifies wired and wireless network infrastructures into one seamless access solution for corporate headquarters, mobile business professionals, remote workers and guests. This unified approach to access networks enables IT organizations and users to securely address the Bring Your Own Device (BYOD) phenomenon, dramatically improving productivity and lowering capital and operational costs.

Listed on the NASDAQ and Russell 2000® Index, Aruba is based in Sunnyvale, California, and has operations throughout the Americas, Europe, Middle East, Africa and Asia Pacific regions. To learn more, visit Aruba at http://www.arubanetworks.com. For real-time news updates follow Aruba on Twitter and Facebook, and for the latest technical discussions on mobility and Aruba products visit Airheads Social at http://community.arubanetworks.com.

© 2013 Aruba Networks, Inc. Aruba Networks’ trademarks include the design mark for AirWave, Aruba Networks®, Aruba Wireless Networks®, the registered Aruba the Mobile Edge Company logo, the registered AirWave logo, Aruba Mobility Management System®, Mobile Edge Architecture®, People Move. Networks Must Follow®, RFProtect®, Green Island®. All rights reserved. All other trademarks are the property of their respective owners.

# # #

IR Contacts

Aruba Networks, Inc. Michael Galvin Chief Financial Officer ir@arubanetworks.com	The Blueshirt Group, Investor Relations Chris Danne, Maria Riley +1-415-217-7722 ir@arubanetworks.com

Aruba Networks, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	April 30,	July 31,
	2013	2012
Assets
Current assets
Cash and cash equivalents	$177,446	$133,629
Short-term investments	263,436	212,601
Accounts receivable, net	71,014	80,190
Inventory, net	27,873	22,202
Deferred cost of revenue	8,148	11,241
Prepaids and other	20,665	18,996
Deferred income tax assets, current	36,064	34,584

Total current assets	604,646	513,443
Property and equipment, net	26,607	19,901
Goodwill	56,947	56,947
Intangible assets, net	21,341	27,036
Deferred income tax assets, non-current	15,062	20,664
Other non-current assets	6,417	10,905

Total non-current assets	126,374	135,453

Total assets	$731,020	$648,896

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued liabilities	$73,506	$74,879
Income taxes payable	4,428	2,032
Deferred revenue, current	89,342	80,602

Total current liabilities	167,276	157,513
Deferred revenue, non-current	29,108	22,375
Other non-current liabilities	7,544	2,118

Total non-current liabilities	36,652	24,493

Total liabilities	203,928	182,006

Stockholders’ equity
Common stock	12	11
Additional paid-in capital	658,402	582,077
Accumulated other comprehensive loss	(1,502)	(1,405)
Accumulated deficit	(129,820)	(113,793)

Total stockholders’ equity	527,092	466,890

Total liabilities and stockholders’ equity	$731,020	$648,896

Note: Certain prior year amounts have been reclassified to conform to the current year presentation.

Aruba Networks, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended		Nine months ended
	April 30,		April 30,
	2013	2012	2013	2012
Revenue
Product	$121,195	$110,531	$371,318	$317,632
Professional services and support	25,941	21,363	75,662	59,889

Total revenue	147,136	131,894	446,980	377,521

Cost of revenue
Product	36,782	34,014	110,608	96,535
Professional services and support	7,190	5,497	20,138	15,073

Total cost of revenue	43,972	39,511	130,746	111,608

Gross profit	103,164	92,383	316,234	265,913

Operating expenses
Research and development	34,983	27,383	101,634	79,776
Sales and marketing	57,199	49,974	168,516	145,309
General and administrative	13,405	11,723	37,755	35,521

Total operating expenses	105,587	89,080	307,905	260,606

Operating income (loss)	(2,423)	3,303	8,329	5,307

Other income (loss), net
Interest income	266	301	875	876
Other income (loss), net	(114)	(675)	1,140	2,883

Total other income (loss), net	152	(374)	2,015	3,759

Income (loss) before income taxes	(2,271)	2,929	10,344	9,066
Provision for (benefit from) income taxes	17,920	(3,099)	26,371	14,887

Net income (loss)	$(20,191)	$6,028	$(16,027)	$(5,821)

Shares used in computing net income (loss) per common share, basic	114,411	110,236	112,975	108,086

Net income (loss) per common share, basic	$(0.18)	$0.05	$(0.14)	$(0.05)

Shares used in computing net income (loss) per common share, diluted	114,411	121,895	112,975	108,086

Net income (loss) per common share, diluted	$(0.18)	$0.05	$(0.14)	$(0.05)

Note: Certain prior year amounts have been reclassified to conform to the current year presentation.

Aruba Networks, Inc.

Condensed Consolidated Statements of Operations

(GAAP to Non-GAAP Reconciliation)

(In thousands, except per share data)

(Unaudited)

	Three months ended		Nine months ended
	April 30,		April 30,
	2013	2012	2013	2012
GAAP net income (loss)	$(20,191)	$6,028	$(16,027)	$(5,821)

Plus:
a) Stock-based compensation expenses	23,400	19,784	70,995	61,973
b) Payroll taxes on stock-based compensation expenses	935	1,383	2,254	2,429
c) Amortization expense of acquired intangible assets and other acquisition-related expenses	2,314	2,724	7,613	7,346
d) Change in valuation of contingent rights liability	—	246	(1,665)	(2,992)
e) Income tax effect of non-GAAP exclusions	7,557	(10,793)	276	(7,483)

Non-GAAP net income	$14,015	$19,372	$63,446	$55,452

GAAP net income (loss) per common share	$(0.18)	$0.05	$(0.14)	$(0.05)

Plus:
a) Stock-based compensation expenses	0.20	0.17	0.58	0.51
b) Payroll taxes on stock-based compensation expenses	0.01	0.01	0.02	0.02
c) Amortization expense of acquired intangible assets and other acquisition-related expenses	0.02	0.02	0.06	0.06
d) Change in valuation of contingent rights liability	0.00	0.00	(0.01)	(0.02)
e) Income tax effect of non-GAAP exclusions	0.06	(0.09)	0.00	(0.06)

Non-GAAP net income per common share	$0.11	$0.16	$0.51	$0.46

Shares used in computing diluted GAAP net income (loss) per common share	114,411	121,895	112,975	108,086

Shares used in computing diluted non-GAAP net income per common share	125,837	121,895	124,086	120,137 *

*	For the nine months ended April 30, 2012, dilutive shares have been included in calculating Non-GAAP net income per share to conform to the current year presentation.

Aruba Networks, Inc.

Condensed Consolidated Statements of Operations

As a Percentage of Total Revenue

(Unaudited)

	Three months ended		Nine months ended
	April 30,		April 30,
	2013	2012	2013	2012
Revenue
Product	82.4%	83.8%	83.1%	84.1%
Professional services and support	17.6%	16.2%	16.9%	15.9%

Total revenue	100.0%	100.0%	100.0%	100.0%
Cost of revenue
Product	25.0%	25.8%	24.8%	25.6%
Professional services and support	4.9%	4.2%	4.5%	4.0%

Total cost of revenue	29.9%	30.0%	29.3%	29.6%

Gross profit	70.1%	70.0%	70.7%	70.4%

Operating expenses
Research and development	23.7%	20.7%	22.7%	21.1%
Sales and marketing	38.9%	37.9%	37.7%	38.5%
General and administrative	9.1%	8.9%	8.4%	9.4%

Total operating expenses	71.7%	67.5%	68.8%	69.0%

Operating income (loss)	(1.6%)	2.5%	1.9%	1.4%
Other income (loss), net
Interest income	0.2%	0.2%	0.2%	0.2%
Other income (loss), net	(0.1%)	(0.4%)	0.2%	0.8%

Total other income (loss), net	0.1%	(0.2%)	0.4%	1.0%

Income (loss) before income taxes	(1.5%)	2.3%	2.3%	2.4%
Provision for (benefit from) income taxes	12.2%	(2.3%)	5.9%	3.9%

Net income (loss)	(13.7%)	4.6%	(3.6%)	(1.5%)

Note: Certain prior year amounts have been reclassified to conform to the current year presentation.

Aruba Networks, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	April 30,
	2013	2012
Cash flows from operating activities
Net loss	$(16,027)	$(5,821)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	16,976	14,217
Provision for doubtful accounts	313	17
Write downs for excess and obsolete inventory	4,891	3,845
Stock-based compensation expenses	70,995	61,973
Accretion of purchase discounts on short-term investments	888	869
Loss on disposal of fixed assets	205	539
Change in carrying value of contingent rights liability	(1,665)	(2,992)
Deferred income taxes	4,033	20,862
Recovery of escrow funds	—	(702)
Excess tax benefit associated with stock-based compensation	(6,274)	(11,648)
Changes in operating assets and liabilities:
Accounts receivable	8,862	(14,635)
Inventory	(13,098)	3,694
Prepaids and other	(939)	(11,214)
Deferred cost of revenue	3,092	(2,113)
Other assets	5,982	(11,572)
Deferred revenue	15,473	22,884
Accounts payable and other liabilities	1,470	(7,479)
Income taxes payable	12,726	10,051

Net cash provided by operating activities	107,903	70,775

Cash flows from investing activities
Purchases of short-term investments	(246,406)	(136,524)
Proceeds from sales of short-term investments	75,806	48,030
Proceeds from maturities of short-term investments	118,023	44,200
Purchases of property and equipment	(15,990)	(8,805)
Investment in privately-held company	(1,500)	—
Cash paid in purchase acquisitions, net of cash acquired	—	(21,086)

Net cash used in investing activities	(70,067)	(74,185)

Cash flows from financing activities
Proceeds from issuance of common stock	30,199	31,186
Repurchases of common stock under stock repurchase program	(30,511)	—
Excess tax benefit associated with stock-based compensation	6,274	11,648

Net cash provided by financing activities	5,962	42,834

Effect of exchange rate changes on cash and cash equivalents	19	(143)

Net increase in cash and cash equivalents	43,817	39,281
Cash and cash equivalents, beginning of period	133,629	80,773

Cash and cash equivalents, end of period	$177,446	$120,054

Supplemental disclosure of cash flow information
Income taxes paid	$2,933	$4,986

Supplemental disclosure of non-cash investing and financing activities
Common stock issued in purchase acquisitions	$—	$12,000